Exhibit 99.2

Fourth Quarter and Full Year 2007 Results February 6, 2008

1 Copyright 2008 NAVTEQ Corp. All rights reserved. Important Disclosure This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations, assumptions and projections about NAVTEQ at the time that the statements are made. The forward-looking statements are subject to certain risks and uncertainties that may cause the actual results to differ materially from our past performance and our current expectations and projections. For a discussion of these risks and factors that may affect future performance, please review the reports filed by NAVTEQ with the SEC; in particular, note the risk factors set forth under "Item 1A. Risk Factors" in each of the Company's most recent Annual and Quarterly Reports filed with the Securities and Exchange Commission. NAVTEQ disclaims any obligation to update or revise any forward-looking statements, except as required by law.

2 Copyright 2008 NAVTEQ Corp. All rights reserved. 4Q07 and FY2007 Results Overview Very strong Q4 performance set new company records for revenue and operating income - Q4 revenue up 53% vs. 4Q06 - Excluding foreign exchange, TRFC/TMN acquisitions & distribution business, base business revenue grew 41% vs. 4Q06 FY2007 operating income margin flat vs. FY2006, despite acquisition dilution Net Cash from Operating Activities for the full year was $292.9 million Cash and marketable securities of $462.8 million at 12/31/07 ($ in millions, FY2007 FY2006 % BETTER/ except per share data) Q4 Q4 (WORSE) Revenue 276.4 $ 180.7 $ 53% Costs & Expenses (193.1) (117.9) (64%) Operating Income 83.3 62.8 33% Other Income 5.7 3.0 92% Pre-Tax Income 89.0 65.8 35% Tax Expense (27.0) (22.8) (19%) Net Income 61.9 $ 42.9 $ 44% Diluted EPS (as reported) 0.61 $ 0.45 $ 36% ($ in millions, FY2007 FY2006 % BETTER/ except per share data) YEAR YEAR (WORSE) Revenue 853.4 $ 581.6 $ 47% Costs & Expenses (627.2) (427.9) (47%) Operating Income 226.2 153.7 47% Other Income 17.9 10.2 74% Pre-Tax Income 244.0 163.9 49% Tax Expense (71.1) (54.5) (30%) Cumul. Effect of Chg in Acctg. - 0.5 Net Income 173.0 $ 110.0 $ 57% Diluted EPS (as reported) 1.73 $ 1.15 $ 51%

3 Copyright 2008 NAVTEQ Corp. All rights reserved. Selected 4Q07 and FY2007 Performance Drivers 1. Better-than-expected map sales for portable devices • Extremely rapid Q4 and FY2007 growth for PNDs in the U.S. • FY2007 volume & revenue came in well ahead of management’s earlier forecasts 2. Positive momentum for in-dash business • Underlying fundamentals were solid in our primary geographic regions despite relatively poor car sales trends 3. Favorable impact of stronger Euro • 4Q07 average USD/Euro rate of $1.45 vs. 4Q06 average rate ($1.29): increased revenue by $13.8 million and EPS by $0.04 • FY2007 average USD/Euro rate of $1.37 vs. FY2006 average rate ($1.26): increased revenue by $34.0 million and EPS by $0.09

4 Copyright 2008 NAVTEQ Corp. All rights reserved. 4Q07 Revenue By Geographic Region Europe, Middle East & Africa (EMEA) Q4 revenue grew 29% vs. 4Q06 - Up 17% on constant currency basis Americas Q4 revenue grew 92% vs. 4Q06 - Up 70% excluding Traffic.com & Map Network acquisitions Asia-Pacific Q4 revenue grew 115% vs. 4Q06 4Q06 Asia-Pacific 0.4% EMEA 62.9% Americas 36.7% 4Q07 Asia-Pacific 0.6% EMEA 53.2% Americas 46.2%

5 Copyright 2008 NAVTEQ Corp. All rights reserved. FY2007 Revenue By Geographic Region Europe, Middle East & Africa (EMEA) FY2007 revenue grew 31% vs. FY2006 - Up 22% on constant currency basis Americas FY2007 revenue grew 73% vs. FY2006 - Up 48% excluding Traffic.com & Map Network acquisitions Asia-Pacific FY2007 revenue grew 40% vs. FY2006 FY2007 Asia-Pacific 0.9% EMEA 55.4% Americas 43.7% FY2006 Asia-Pacific 0.9% EMEA 61.9% Americas 37.2%

6 Copyright 2008 NAVTEQ Corp. All rights reserved. Business Update — In-Dash In-dash map units grew 19% vs. 4Q06, driven by positive trends in adoption and navigation take rate - Europe in-dash units showed strong double-digit growth vs. 4Q06 • Overall car sales up 1.5% vs. 4Q06 (France, Italy, UK up; Germany down 11% vs. strong ’06 comp) • Adoption rate of 84% for 2007, primarily driven by additional nav offerings in ‘A’ segment and strong sales of ‘C’ segment vehicles • Overall take rate for 2007 climbed more than 1 percentage point vs. 2006 (est.), with growth in virtually all segments Take rate growth in high-volume ‘C’ segment significantly outperformed our FY2007 plan - North America in-dash units & revenue up double digits vs. 4Q06 • Overall car sales down 1.8% vs. 4Q06 Luxury cars down 15%, Minivans/pickups down 8%, SUVs down 2%, mid-size size ‘C’ segment up 10% • Adoption is primary growth driver: 69% on a full year basis (vs. 51% in 2006) Q4 launches: Volvo C30, Audi A5, GMC Yukon HEV, Aston Martin Rapide, and 3 models from Hyundai • Overall take rate for 2007 down only slightly vs. 2006, despite dampening effect of much higher adoption - Map updates comprised 13% of 4Q07 global in-dash map units • Lower mix driven by strong growth in OEM initials and slow ramp of certain update programs Note: Car sales data from Global Insight.

7 Copyright 2008 NAVTEQ Corp. All rights reserved. In-Dash — Industry Map Units & Penetration Rates WESTERN EUROPE – 2007 Manufacturer Adoption: 84% Industry Penetration*: 15% * Includes initial units bundled with new OEM factory installed and aftermarket installed systems. Excludes all map updates, additional regions and estimated channel inventory. “Adoption” defined as % of vehicle sold with navigation offered. “Penetration” defined as % of vehicles sold equipped with navigation. Source: NAVTEQ estimates and Global Insight car sales data. NORTH AMERICA – 2007 Manufacturer Adoption: 69% Industry Penetration*: 12% 1.2 1.5 1.9 2.1 2.2 2.5 8% 10% 12% 13% 14% 15% 2002 2003 2004 2005 2006 2007 0.4 0.6 0.9 1.5 1.8 2.2 2% 3% 5% 8% 10% 12% 2002 2003 2004 2005 2006 2007 (Units in millions)

Business Update — Portable Device, Wireless

- Portable device map units grew 164% vs. 4Q06[(1)]
  - Q4 revenue generally reflects September, October, and November customer royalty reports
  - Solid Europe growth, despite comparison to strong 4Q06 and loss of TomTom ONE business (impact started in 3Q07)
    - Smartphone business was relatively small but showed rapid growth vs. year-ago
  - Dramatic PND map unit growth in North America accelerated in Q4





- Wireless/LBS
  - Offboard business ramped nicely in NA, supported by bundling of VZW's *VZ Navigator* with other data services


NOKIA
NOKIA

(1) Portable device map units include PNDs, PDAs and mobile phones with onboard maps.

NAVTEQ

Copyright 2008 NAVTEQ Corp. All rights reserved.

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9 Copyright 2008 NAVTEQ Corp. All rights reserved. New Business, Coverage & Acquisitions New business - Completed long-term agreement with Garmin extending access to NAVTEQ map data through 2015 (option to continue through 2019) - Nominated by Mercedes-Benz for the new navigation system on the next S- and CL-Class (2H 2009) Coverage - Added new maps of Jordan, Brunei, and New Zealand - Coverage stands at 72 countries and territories Map Network & Traffic.com - 4Q07 financial impact • Revenue: $14.9 million • Operating costs & expenses: $25.6 million (excludes shared overhead costs) - FY2007 financial impact • Revenue: $52.6 million • Operating costs & expenses: $84.1 million (excludes shared overhead costs)

10 Copyright 2008 NAVTEQ Corp. All rights reserved. 4Q07 Revenue Analysis Onboard business was 86% of total revenue and 93% of map license & related revenue Distribution Services - 10% of total revenue - 38% of total in-dash map units • EU 53% of in-dash units • NA 24% of in-dash units “Market Basket Price” declined approx. 12% vs. 4Q06(1) - Decrease driven in large part by volume discounts earned by leading PND customers (1) MBP: Weighted average license fee variance for top ten customers in Europe and North America on their highest volume NVT map product purchased in both the current and year-ago quarters. Reflects base fee reductions, volume discounts and other considerations. Map Units (in thousands) 2007 2007 % CHANGE 2006 % CHANGE Q4 Q3 VS. 3Q07 Q4 4Q06 In-Dash 1,327 1,260 5% 1,117 19% Portable Device 7,230 3,918 85% 2,740 164% Total Map Units 8,557 5,178 65% 3,857 122% Note: Map units include initials, updates, additional regions, and all other maps used for route guidance. Portable Device units include PNDs, PDAs, and mobile phones with onboard maps.

11 Copyright 2008 NAVTEQ Corp. All rights reserved. FY2007 Revenue Analysis Onboard business was 84% of total revenue and 92% of map license & related revenue Distribution Services - 12% of total revenue - 36% of total in-dash map units • EU 53% of in-dash units • NA 21% of in-dash units Map Units (in thousands) 2007 2006 % CHANGE YEAR YEAR VS. 2006 In-Dash 4,836 4,064 19% Portable Device 16,458 6,881 139% Total Map Units 21,294 10,945 95% Note: Map units include initials, updates, additional regions, and all other maps used for route guidance. Portable Device units include PNDs, PDAs, and mobile phones with onboard maps.

12 Copyright 2008 NAVTEQ Corp. All rights reserved. 4Q07 Operating Expense Analysis Total operating expenses - Up 64% vs. 4Q06 • Up 58% excl. FX - Up 18% vs. 3Q07 Database Creation & Delivery costs - Up 57% vs. 4Q06 • Up 52% excl. FX - Up 16% vs. 3Q07 SG&A expense - Up 76% vs. 4Q06 • Up 56% excl. FX, stock-based compensation, and Nokia-related transaction expenses - Up 21% vs. 3Q07 Operating Expenses 4Q07 DC&D 63.2% SG&A 36.8% Database Creation & Delivery Costs 4Q07 Other DB 10.2% Direct Distribution 18.4% Data Collection & Processing 71.4%

13 Copyright 2008 NAVTEQ Corp. All rights reserved. FY2007 Operating Expense Analysis Total operating expenses - Up 47% vs. FY2006 • Up 43% excl. FX Database Creation & Delivery costs - Up 44% vs. FY2006 • Up 39% excl. FX SG&A expense - Up 52% vs. FY2006 • Up 44% excl. FX, stock-based compensation, and Nokia-related transaction expenses Operating Expenses FY2007 DC&D 63.1% SG&A 36.9% Database Creation & Delivery Costs FY2007 Other DB 8.6% Direct Distribution 20.2% Data Collection & Processing 71.2%

14 Copyright 2008 NAVTEQ Corp. All rights reserved. Additional 4Q07 Financial Data Stock-based comp. expense: $5.9 million (vs. $3.3 million in 4Q06) - SBC breakdown:  • DC&D: $1.1 million • SG&A: $4.8 million - Stock option expense: $2.8 million Nokia transaction-related expenses: $5.7 million (SG&A) • Operating margin: 30.1% • Pretax margin: 32.2%  Effective tax rate: 30.4% 0% 5% 10% 15% 20% 25% 30% 35% 40% 4Q06 1Q07 2Q07 3Q07 4Q07 Operating Margin 0% 5% 10% 15% 20% 25% 30% 35% 40% 4Q06 1Q07 2Q07 3Q07 4Q07 Pretax Margin

Appendix

Key Financial and Other Metrics

($ in millions, except where indicated)

	2006A 4Q	2006A YEAR	2007A 1Q	2007A 2Q	2007A 3Q	2007A 4Q	2007A YEAR
Average USD/Euro FX rate	$1.292	$1.257	$1.311	$1.348	$1.375	**$1.450**	$1.371
Days in the period	91	365	91	91	91	**92**	365
Revenue	$ 180.7	$ 581.6	$ 160.0	$ 202.3	$ 214.8	**$ 276.4**	$ 853.4
% Growth (vs. prior yr)	*23.8%*	*17.1%*	*30.8%*	*48.8%*	*50.6%*	***52.9%***	*46.7%*
% of Annual Total	*31.1%*	*100.0%*	*18.7%*	*23.7%*	*25.2%*	***32.4%***	*100.0%*
Operating Expenses	$ (117.9)	$ (427.9)	$ (121.6)	$ (148.3)	$ (164.3)	**$ (193.1)**	$ (627.2)
% Growth (vs. previous qtr)	*11.6%*	*NA*	*3.2%*	*21.9%*	*10.8%*	***17.5%***	*NA*
% of Annual Total	*27.5%*	*100.0%*	*19.4%*	*23.6%*	*26.2%*	***30.8%***	*100.0%*
Operating Income	$ 62.8	$ 153.7	$ 38.3	$ 54.0	$ 50.5	**$ 83.3**	$ 226.2
% Margin	*34.8%*	*26.4%*	*24.0%*	*26.7%*	*23.5%*	***30.1%***	*26.5%*
Net Income	$ 42.9	$ 110.0	$ 30.2	$ 40.9	$ 39.9	**$ 61.9**	$ 173.0
% Growth (vs. prior yr)	*55.2%*	*(35.6%)*	*86.9%*	*72.1%*	*47.3%*	***44.2%***	*57.3%*
% Margin	*23.8%*	*18.9%*	*18.9%*	*20.2%*	*18.6%*	***22.4%***	*20.3%*
Diluted EPS	$ 0.45	$ 1.15	$ 0.31	$ 0.41	$ 0.40	**$ 0.61**	$ 1.73
% Growth (vs. prior yr)	*53.7%*	*(36.6%)*	*83.6%*	*64.5%*	*39.7%*	***36.1%***	*50.6%*
% of Annual Total	*39.0%*	*100.0%*	*18.0%*	*23.6%*	*22.8%*	***35.2%***	*100.0%*
Net Cash From Operating Activities	$ 76.6	$ 140.0	$ 79.1	$ 84.5	$ 65.2	**$ 64.2**	$ 292.9
Revenue Metrics							
Total Map Units (000s)	3,857	10,945	3,174	4,386	5,178	**8,557**	21,294
In-Dash	1,117	4,064	1,045	1,204	1,260	**1,327**	4,836
Portable Device	2,740	6,881	2,129	3,182	3,918	**7,230**	16,458
Onboard Revenue as % of Total	88%	89%	87%	82%	83%	**86%**	84%
Distribution Revenue as % of Total	13%	17%	15%	12%	11%	**10%**	12%
Distribution Units as % of In-Dash Total	36%	41%	41%	36%	32%	**38%**	36%
EMEA	51%	59%	58%	53%	47%	**53%**	53%
Americas	22%	21%	24%	17%	19%	**24%**	21%

NAVTEQ

Copyright 2008 NAVTEQ Corp. All rights reserved.

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17 Copyright 2008 NAVTEQ Corp. All rights reserved. 1,000 1,500 2,000 2,500 3,000 3,500 4Q06 1Q07 2Q07 3Q07 4Q07 Headcount Selected Quarterly Metrics $0 $50 $100 $150 $200 $250 $300 4Q06 1Q07 2Q07 3Q07 4Q07 Revenue (M) 0 2,000 4,000 6,000 8,000 10,000 4Q06 1Q07 2Q07 3Q07 4Q07 Map Units (K) $0 $20 $40 $60 $80 $100 4Q06 1Q07 2Q07 3Q07 4Q07 Net Cash From Operating Activities (M)

18 Copyright 2008 NAVTEQ Corp. All rights reserved. 4Q07 Revenue Breakdown EMEA 53% Asia- Pacific 1% Americas 46% Revenue By Geography License-Related Revenue By Data Delivery Model(1) Revenue By Fee Type Onboard 93% Offboard & Other 7% Advertising 5% Other 3% Map License & Related 92% (1) As a % of digital map license and related revenue only.

19 Copyright 2008 NAVTEQ Corp. All rights reserved. FY2007 Revenue Breakdown EMEA 55% Asia- Pacific 1% Americas 44% Revenue By Geography License-Related Revenue By Data Delivery Model(1) Revenue By Fee Type Onboard 92% Offboard & Other 8% Advertising 6% Other 2% Map License & Related 92% (1) As a % of digital map license and related revenue only. Portable Device 36% Advertising 6% In-Dash 48% Enterprise 3% Services & Other 2% Internet & Wireless 5% By Line of Business